                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): January 4, 2005


                           Spectrum Laboratories, Inc.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                                              95-4718363
          --------                                              ----------
(State or Other Jurisdiction                                   (IRS Employer
    of Incorporation)                                        Identification No.)

                                     0-9478
                                -----------------
                                (Commission File
                                     Number)


                             18617 Broadwick Street
                       Rancho Dominguez, California 90220
                            -------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 885-4600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act.

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
           ---------------------------------------------

Effective January 4, 2005, Spectrum Laboratories, Inc. ("Spectrum" or "the Company") engaged Stonefield Josephson, Inc. ("SJ") as Spectrum's new principal independent accountant. The engagement of SJ was approved by the Audit Committee of the Company's Board of Directors.

During the fiscal years ended December 27, 2003 and December 28, 2002 and through the date hereof, neither the Company, nor anyone on its behalf, consulted with SJ regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of an event as defined in Item 304(a)(1)(iv)B of Regulation S-B.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPECTRUM LABORATORIES, INC.


Dated: January 5, 2005                  By: /s/  Brian Watts
                                            ------------------------------------
                                            Name: Brian Watts
                                            Title: Chief Financial Officer